UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                February 8, 2005

                               FRESH CHOICE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      000-20792                 77-0130849
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

                               485 Cochrane Circle
                              Morgan Hill, CA 95037
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (408) 776-0799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     (a) This filing describes certain corrections which Fresh Choice, Inc. (the "Company") may be making in the course of restating certain of its prior period financial statements. The Company is unaware of any evidence that the restatement is due to any material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the securities laws. In addition, the corrections described in this filing will have no impact on the Company's cash flow, cash balances, revenue or same store sales.

     Following a review of its accounting policy and in consultation with its independent registered public accounting firm, Macias Gini & Company LLP ("Macias"), the Company has determined that its accounting policy relating to accounting for leased properties and leasehold improvements is not in accordance with generally accepted accounting principles ("GAAP"). As a result, on February 8, 2005, management and the Audit Committee of the Company's Board of Directors concluded that the Company's previously filed financial statements for the fiscal years ended December 29, 2002, December 28, 2003 and the first three quarters of fiscal year 2004 should no longer be relied on.

     The Company leases all but two of its properties and significant improvements have been made on all of its properties. Several other publicly traded restaurant companies have recently announced their intention to restate previously issued financial statements as a result of a change in interpretation of existing GAAP applicable to certain leases or leasehold improvements. The restatements generally result from revisions to accounting for lease renewal options and/or rent escalations in computing rent expense for operating leases by requiring the use of the same lease term in determining the operating or capital classification of a lease, rent expense there under, and depreciable lives of related leasehold improvements. The adjustments in the Company's restated financial statements may reflect material changes in its property and equipment, current and long-term liabilities, depreciation and amortization charges, rent expense, and interest expense for the applicable periods.

     The Company is working with its current independent registered public accounting firm to complete its review of this matter and quantify the impact on each of the prior periods affected. Once the Company's review is completed, and the independent registered public accounting firm has concurred with the Company's interpretation of the applicable accounting principles, the Company expects to restate its historical financial statements. Accordingly, investors should no longer rely on the Company's historical financial statements and related reports of the independent registered public accounting firms for the fiscal years ended December 29, 2002 and December 28, 2003 or the Company's historical financial statements for the first three quarters of fiscal year 2004. The Company expects to complete its review of this matter prior to releasing complete fiscal year 2004 results.

     The Company anticipates amending the appropriate filings with the Securities and Exchange Commission ("SEC") to include the restated financial statements concurrent with the filing of its annual report on Form 10-K for the year ended December 26, 2004. Further, due to the significant Company time and resources that will need to be devoted to restating our historical financial statements coupled with the time necessary for review by our independent registered public accounting firms, we believe that it is likely that our annual report on Form 10-K will not be filed on a timely basis.

     Item 8.01. Other Events.

     Bankruptcy Proceeding
     ---------------------

     As previously disclosed, on July 12, 2004 the Company filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California. The case has been assigned to the Honorable Arthur Weissbrodt and is being administered under case number 04-54318 (ASW). The filing is intended to allow the Company to remain in possession of its assets and properties, and Company's existing directors and officers are continuing to oversee operation of its business as a debtor-in-possession, subject to supervision and orders of the Bankruptcy Court of matters outside the ordinary course of business.

     In addition to the risks discussed under the heading "Business - Business Risks" in our most recent Form 10-K and Form 10-Q, there exists a number of risks and concerns for holders of the Company's equity securities including, but are not limited to, the following:

     o    our ability to continue as a going concern;

     o    our ability to return to positive comparable-store sales;

     o    our ability to operate restaurants profitably;

     o    our ability to obtain vendor or debtor-in-possession financing;

     o our ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time;

     o our ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case;

     o risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case;

     o risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage our day-to-day operations;

     o risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case;

     o our ability to obtain and maintain normal terms with vendors and service providers;

     o    our ability to maintain contracts that are critical to our operations;

     o the potential adverse impact of Chapter 11 on our liquidity or results of operations;

     o    our ability to fund and execute our business plan;

     o our ability to attract, motivate and/or retain key executives and associates; and

     o    our ability to attract and retain customers.

Similarly, these and other factors, including the terms of any reorganization plan, which may be ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies.

Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2005

                                Fresh Choice, Inc.


                                By: /s/ David E. Pertl
                                    --------------------------------------------
                                    David E. Pertl
                                    Executive Vice President and Chief Financial
                                    Officer